                      DIODES INCORPORATED AND SUBSIDIARIES

                                 EXHIBIT - 10.1

                       COMPUTATION OF EARNINGS PER SHARE


                                                  THREE MONTHS ENDED              SIX MONTHS ENDED
                                                       JUNE 30,                       JUNE 30,
                                             ---------------------------     ----------------------------
                                                 1995           1994            1995            1994
                                             -----------     -----------     -----------     -----------
PRIMARY
    Weighted average number of common
        shares outstanding                     4,649,174       4,552,730       4,637,655       4,540,786
    Weighted average number of preferred
        shares outstanding                       169,629         169,629         169,629         169,629
    Assumed exercise of stock options            363,238         431,926         349,937         429,062
                                               5,182,041       5,154,285       5,157,221       5,139,477
                                             -----------     -----------     -----------     -----------

    Net income                               $ 1,121,978     $   570,264     $ 2,104,742     $ 1,065,472
                                             ===========     ===========     ===========     ===========

Primary earnings per share                   $      0.22     $      0.11     $      0.41     $      0.21
                                             ===========     ===========     ===========     ===========


FULLY-DILUTED
    Weighted average number of common
        shares outstanding                     4,649,174       4,552,730       4,637,655       4,540,786
    Weighted average number of preferred
        shares outstanding                       169,629         169,629         169,629         169,629
    Assumed exercise of stock options            414,005         431,926         414,005         443,150
                                             -----------     -----------     -----------     -----------
                                               5,232,808       5,154,285       5,221,289       5,153,565

    Net income                               $ 1,121,978     $   570,264     $ 2,104,742     $ 1,065,472
                                             ===========     ===========     ===========     ===========

Fully diluted earnings per share             $      0.21     $      0.11     $      0.40     $      0.21
                                             ===========     ===========     ===========     ===========